Cmoproj
UBS		6:10:11 pm January 28, 2004
Fixed Income Research	MAST0401C 30 year 5.4	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A3	8,954,000.00	6.38000	0	1.000000	1ML	1.1200	7.50000	-1.00000	7.50000

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
0.00000	6.3800	01/30/04	1ML30 year	5.59	358.00	275.0PSA	8:16

7.500 + -1.000 * 1ML cap: 7.500

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	275	400	500	700	1000
8:00	88.363	85.249	78.671	73.412	64.308	57.035	43.012	23.891
8:01	87.935	84.817	78.228	72.959	63.839	56.556	42.517	23.386
8:02	87.511	84.389	77.790	72.511	63.374	56.080	42.026	22.886
8:03	87.090	83.965	77.355	72.066	62.912	55.607	41.539	22.390
8:04	86.674	83.544	76.924	71.625	62.455	55.139	41.055	21.897
8:05	86.260	83.127	76.496	71.188	62.001	54.674	40.576	21.409
8:06	85.851	82.714	76.072	70.754	61.550	54.213	40.100	20.924
8:07	85.445	82.304	75.652	70.323	61.104	53.756	39.628	20.443

8:08	85.042	81.898	75.235	69.897	60.661	53.302	39.159	19.965
8:09	84.643	81.495	74.822	69.473	60.221	52.852	38.694	19.491
8:10	84.247	81.095	74.412	69.054	59.785	52.405	38.233	19.021
8:11	83.855	80.699	74.006	68.637	59.352	51.961	37.775	18.554
8:12	83.466	80.306	73.603	68.224	58.923	51.522	37.320	18.091
8:13	83.081	79.917	73.203	67.814	58.496	51.085	36.869	17.631
8:14	82.698	79.531	72.806	67.408	58.074	50.652	36.421	17.175
8:15	82.319	79.148	72.413	67.005	57.654	50.222	35.977	16.722

8:16	81.943	78.768	72.023	66.604	57.238	49.795	35.536	16.273
8:17	81.570	78.392	71.636	66.207	56.825	49.371	35.098	15.826
8:18	81.201	78.018	71.252	65.814	56.415	48.951	34.663	15.383
8:19	80.834	77.648	70.871	65.423	56.008	48.534	34.232	14.943
8:20	80.470	77.280	70.493	65.035	55.604	48.120	33.804	14.507
8:21	80.109	76.916	70.118	64.650	55.203	47.708	33.378	14.073
8:22	79.752	76.554	69.746	64.269	54.805	47.300	32.956	13.643
8:23	79.397	76.196	69.377	63.890	54.410	46.895	32.537	13.216

8:24	79.045	75.840	69.011	63.514	54.018	46.493	32.121	12.791
8:25	78.696	75.487	68.648	63.141	53.629	46.094	31.708	12.370
8:26	78.349	75.137	68.288	62.770	53.243	45.697	31.298	11.952
8:27	78.006	74.790	67.930	62.403	52.860	45.304	30.891	11.537
8:28	77.665	74.445	67.575	62.038	52.479	44.913	30.486	11.124
8:29	77.327	74.103	67.223	61.676	52.101	44.525	30.084	10.715
8:30	76.991	73.764	66.874	61.317	51.726	44.140	29.686	10.308
8:31	76.659	73.428	66.527	60.960	51.353	43.757	29.290	9.904
Avg Life	10.554	7.330	4.424	3.482	2.682	2.323	1.891	1.537
Duration	0.972	0.962	0.936	0.913	0.877	0.856	0.828	0.812
First Pay	2/04	2/04	2/04	2/04	2/04	2/04	2/04	2/04
Last Pay	6/26	5/21	4/14	6/11	4/09	5/08	5/07	8/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.